Exhibit 99.1

For Immediate Release

Contact:	Dennis Story	Will Haraway
	Chief Financial Officer	Director, North America Public Relations
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	678-597-7115	678-597-7466
	dstory@manh.com	wharaway@manh.com

Manhattan Associates Reports Record Second Quarter Revenue and Earnings

Company raises full-year EPS guidance

Board of Directors announces CEO succession plan

ATLANTA – July 24, 2012 – Leading supply chain optimization provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record second quarter 2012 non-GAAP adjusted diluted earnings per share of $0.76 compared to $0.65 in the second quarter 2011, on license revenue of $15.3 million and record total revenue of $93.6 million. GAAP diluted earnings per share was a record $0.70 compared to $0.57 in the prior year second quarter.

Manhattan Associates CEO Pete Sinisgalli commented, “We posted another strong quarter of financial results and operating metrics and are optimistic about our outlook for the balance of 2012 and beyond.”

In a separate release today, the Board of Directors of Manhattan Associates announced plans for Eddie Capel to succeed Pete Sinisgalli as CEO effective January 1, 2013.

SECOND QUARTER 2012 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.76 in the second quarter of 2012, compared to $0.65 in the second quarter of 2011.

•	GAAP diluted earnings per share was $0.70 in the second quarter of 2012, compared to $0.57 in the second quarter of 2011.

•

Consolidated total revenue was $93.6 million in the second quarter of 2012, compared to $88.4 million in the second quarter of 2011. License revenue was $15.3 million in the second quarter of 2012, compared to $16.3 million in the second quarter of 2011.

•	Adjusted operating income, a non-GAAP measure, was $23.3 million in the second quarter of 2012, compared to $21.1 million in the second quarter of 2011.

•	GAAP operating income was $21.3 million in the second quarter of 2012, compared to $18.2 million in the second quarter of 2011.

•

Cash flow from operations was $20.9 million in the second quarter of 2012, compared to $16.0 million in the second quarter of 2011. Days Sales Outstanding was 63 days at June 30, 2012, compared to 57 days at March 31, 2012.

•	Cash and investments on-hand was $100.9 million at June 30, 2012, compared to $97.5 million at March 31, 2012.

•

For the three months ended June 30, 2012, the Company repurchased 346,516 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total purchase price of $16.6 million. In July 2012, the Board of Directors approved raising the Company’s remaining share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

SIX MONTH 2012 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was a record $1.36 for the six months ended June 30, 2012, compared to $1.06 for the six months ended June 30, 2011.

•	GAAP diluted earnings per share for the six months ended June 30, 2012 was a record $1.25, compared to $0.89 for the six months ended June 30, 2011.

•

Consolidated total revenue for the six months ended June 30, 2012 was a record $185.0 million, compared to $160.1 million for the six months ended June 30, 2011. License revenue was $30.9 million for the six months ended June 30, 2012, compared to $24.1 million for the six months ended June 30, 2011.

•	Adjusted operating income, a non-GAAP measure, was $42.9 million for the six months ended June 30, 2012, compared to $31.5 million for the six months ended June 30, 2011.

•	GAAP operating income was $39.3 million for the six months ended June 30, 2012, compared to $25.8 million for the six months ended June 30, 2011.

•	For the six months ended June 30, 2012, the Company repurchased 999,273 common shares under the share repurchase program authorized by the Board of Directors, for a total investment of $47.3 million.

SECOND QUARTER 2012 SALES ACHIEVEMENTS:

•	Closing two contracts of $1.0 million or more in recognized license revenue during the second quarter of 2012.

•

Completing software license wins with new customers such as: Casino Group, Finish Line, Giant Tiger Stores, Gildan Activewear, John Christner Trucking, May Trucking, Pierre Fabre, Pride Transport, Primark Stores and Tango Transport.

•

Expanding relationships with existing customers such as: CEVA Logistics U.S., Comercializadora Farmaceutica del Sureste, Exel, Foot Locker Corporate Services, HVHC, Itochu Logistics, Jack Link’s Beef Jerky, Langham Logistics, Leroy Merlin France, New Balance Athletic Shoes, Petra Trading & Investment Company, Reser’s Fine Foods, SamsonOpt, Sara Lee Corporation, Shurtech Brands, Southern Wine & Spirits of America, Stella & Dot, Strategic Partners, Tandy Brands Accessories, Walgreen National and Wirtz Corporation.

2012 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2012:

	Guidance Range - 2012 Full year
($’s in millions, except EPS)	$ Range		% Growth range
Total revenue - current guidance	$365	$375	11%	14%

Diluted earnings per share (EPS):
Adjusted EPS(1) - current guidance	$2.65	$2.75	14%	19%
GAAP EPS - current guidance	$2.37	$2.47	13%	18%
Adjusted EPS(1) - previous guidance	$2.55	$2.60	10%	12%
GAAP EPS - previous guidance	$2.27	$2.32	9%	11%

(1)	Adjusted EPS is Non-GAAP

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. These statements are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning September 15, 2012, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2012 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of October 2012.

CONFERENCE CALL

The Company’s conference call regarding its second quarter financial results will be held at 4:30 p.m. Eastern Time on Tuesday, July 24, 2012. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 91631126 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ third quarter 2012 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ understanding of its historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of its business. The Company consequently believes that the presentation of these non-GAAP financial measures provides investors with useful insight into its profitability. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter ended June 30, 2012.

The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share exclude the impact of acquisition-related costs and the amortization thereof and equity-based compensation – all net of income tax effects and unusual tax adjustments. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES, INC.

Manhattan Associates continues to deliver on its 22-year heritage of providing global supply chain excellence to more than 1,200 customers worldwide that consider supply chain optimization core to their strategic market leadership. The Company’s supply chain innovations include: Manhattan SCOPE®, a portfolio of software solutions and technology that leverages a Supply Chain Process Platform to help organizations optimize their supply chains from planning through execution; Manhattan SCALE™, a portfolio of distribution management and transportation management solutions built on Microsoft .NET technology; and Manhattan Carrier™, a suite of supply chain solutions specifically addressing the needs of the motor carrier industry. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include the information set forth under “2012 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy; delays in product development; competitive pressures; software errors; and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(unaudited)
Revenue:
Software license	$15,345	$16,347	$30,932	$24,109
Services	69,322	63,774	139,692	119,852
Hardware and other	8,900	8,281	14,424	16,151

Total revenue	93,567	88,402	185,048	160,112
Costs and expenses:
Cost of license	1,488	1,824	3,265	3,063
Cost of services	30,322	27,462	62,032	52,420
Cost of hardware and other	7,540	6,457	11,988	12,757
Research and development	10,802	10,676	22,353	21,059
Sales and marketing	11,415	12,309	23,818	22,909
General and administrative	9,240	9,238	19,548	17,914
Depreciation and amortization	1,418	2,223	2,762	4,224

Total costs and expenses	72,225	70,189	145,766	134,346

Operating income	21,342	18,213	39,282	25,766
Other income, net	802	334	678	352

Income before income taxes	22,144	18,547	39,960	26,118
Income tax provision	7,972	6,208	14,386	6,613

Net income	$14,172	$12,339	$25,574	$19,505

Basic earnings per share	$0.72	$0.60	$1.29	$0.93
Diluted earnings per share	$0.70	$0.57	$1.25	$0.89
Weighted average number of shares:
Basic	19,765	20,696	19,834	20,861
Diluted	20,351	21,775	20,494	21,926

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

RECONCILIATION OF SELECTED GAAP TO NON-GAAP MEASURES

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
GAAP Operating income	$21,342	$18,213	$39,282	$25,766
Equity-based compensation (a)	1,977	2,405	3,637	4,814
Purchase amortization (b)	1	438	3	877

Adjusted operating income (Non-GAAP)	$23,320	$21,056	$42,922	$31,457

GAAP Income tax provision	$7,972	$6,208	$14,386	$6,613
Equity-based compensation (a)	711	806	1,309	1,613
Purchase amortization (b)	—	147	1	294
Unusual tax adjustments (c)	—	6	—	112

Adjusted income tax provision (Non-GAAP)	$8,683	$7,167	$15,696	$8,632

GAAP Net income	$14,172	$12,339	$25,574	$19,505
Equity-based compensation (a)	1,266	1,599	2,328	3,201
Purchase amortization (b)	1	291	2	583
Unusual tax adjustments (c)	—	(6)	—	(112)

Adjusted net income (Non-GAAP)	$15,439	$14,223	$27,904	$23,177

GAAP Diluted EPS	$0.70	$0.57	$1.25	$0.89
Equity-based compensation (a)	0.06	0.07	0.11	0.15
Purchase amortization (b)	—	0.01	—	0.03
Unusual tax adjustments (c)	—	—	—	(0.01)

Adjusted diluted EPS (Non-GAAP)	$0.76	$0.65	$1.36	$1.06

Fully diluted shares	20,351	21,775	20,494	21,926

(a)	To be consistent with other companies in the software industry, we report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three and six months ended June 30, 2012 and 2011:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Cost of services	$309	$356	$185	$703
Research and development	416	386	699	758
Sales and marketing	517	562	1,150	1,148
General and administrative	735	1,101	1,603	2,205

Total equity-based compensation	$1,977	$2,405	$3,637	$4,814

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.
(c)	For the three and six months ended June 30, 2011, the adjustments represent tax benefit from disqualifying dispositions of incentive stock options that were previously expensed. As discussed above, we excluded equity-based compensation from adjusted non-GAAP results to be consistent with other companies in the software industry. Therefore, we also excluded the related tax benefit generated upon their disposition.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	June 30, 2012	December 31, 2011
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$95,092	$92,180
Short term investments	5,798	6,079
Accounts receivable, net of allowance of $6,646 and $4,816 in 2012 and 2011, respectively	64,439	56,264
Deferred income taxes	7,530	7,599
Income taxes receivable	—	4,859
Prepaid expenses and other current assets	7,553	7,533

Total current assets	180,412	174,514
Property and equipment, net	13,769	13,321
Long-term investments	—	855
Goodwill, net	62,256	62,261
Deferred income taxes	3,207	5,696
Other assets	2,254	2,953

Total assets	$261,898	$259,600

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,087	$8,090
Accrued compensation and benefits	13,532	16,503
Accrued and other liabilities	13,154	13,648
Deferred revenue	52,700	49,882
Income tax payable	2,233	—

Total current liabilities	89,706	88,123
Other non-current liabilities	8,863	9,397
Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2012 or 2011	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 20,022,531 and 20,415,946 shares issued and outstanding at June 30, 2012 and December 31, 2011, respectively	200	204
Additional paid-in capital	—	—
Retained earnings	168,884	166,989
Accumulated other comprehensive loss	(5,755)	(5,113)

Total shareholders’ equity	163,329	162,080

Total liabilities and shareholders’ equity	$261,898	$259,600

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Six Months Ended June 30,
	2012	2011
	(unaudited)
Operating activities:
Net income	$25,574	$19,505
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,762	4,224
Equity-based compensation	3,637	4,814
(Gain) loss on disposal of equipment	(3)	12
Tax benefit of stock awards exercised/vested	4,981	2,885
Excess tax benefits from equity-based compensation	(4,062)	(1,198)
Deferred income taxes	2,461	(633)
Unrealized foreign currency loss	173	(57)
Changes in operating assets and liabilities:
Accounts receivable, net	(8,206)	(5,198)
Other assets	650	(623)
Accounts payable, accrued and other liabilities	(4,056)	(5,347)
Income taxes	7,163	855
Deferred revenue	2,876	4,886

Net cash provided by operating activities	33,950	24,125

Investing activities:
Purchase of property and equipment	(3,250)	(1,996)
Net maturities (purchases) of investments	1,223	(723)

Net cash used in investing activities	(2,027)	(2,719)

Financing activities:
Purchase of common stock	(50,235)	(65,996)
Proceeds from issuance of common stock from options exercised	17,933	25,517
Excess tax benefits from equity-based compensation	4,062	1,198

Net cash used in financing activities	(28,240)	(39,281)

Foreign currency impact on cash	(771)	531

Net change in cash and cash equivalents	2,912	(17,344)
Cash and cash equivalents at beginning of period	92,180	120,744

Cash and cash equivalents at end of period	$95,092	$103,400

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1. GAAP and Adjusted earnings (loss) per share by quarter are as follows:

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
GAAP Diluted EPS	$0.32	$0.57	$0.70	$0.50	$2.09	$0.55	$0.70	$1.25
Adjustments to GAAP:
Equity-based compensation	0.07	0.07	0.08	0.09	0.32	0.05	0.06	0.11
Purchase amortization	0.01	0.01	0.01	—	0.04	—	—	—
Recovery of previously impaired investment	—	—	(0.12)	—	(0.12)	—	—	—
Unusual tax adjustments	—	—	(0.01)	—	(0.01)	—	—	—

Adjusted Diluted EPS	$0.41	$0.65	$0.67	$0.60	$2.32	$0.60	$0.76	$1.36

2. Revenues and operating income (loss) by reportable segment are as follows (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue:
Americas	$60,185	$72,634	$70,663	$69,377	$272,859	$73,195	$77,094	$150,289
EMEA	8,336	11,075	10,041	8,843	38,295	12,407	12,334	24,741
APAC	3,189	4,693	4,898	5,319	18,099	5,879	4,139	10,018

	$71,710	$88,402	$85,602	$83,539	$329,253	$91,481	$93,567	$185,048

GAAP Operating Income (Loss):
Americas	$7,087	$15,749	$17,183	$13,531	$53,550	$13,685	$18,130	$31,815
EMEA	909	1,963	1,334	1,033	5,239	2,580	2,944	5,524
APAC	(443)	501	877	1,639	2,574	1,675	268	1,943

	$7,553	$18,213	$19,394	$16,203	$61,363	$17,940	$21,342	$39,282

Adjustments (pre-tax):
Americas:
Equity-based compensation	$2,409	$2,405	$2,503	$3,055	$10,372	$1,660	$1,977	$3,637
Purchase amortization	439	438	293	2	1,172	2	1	3
Recovery of previously impaired investment	—	—	(2,519)	—	(2,519)	—	—	—

	$2,848	$2,843	$277	$3,057	$9,025	$1,662	$1,978	$3,640

Adjusted non-GAAP Operating Income (Loss):
Americas	$9,935	$18,592	$17,460	$16,588	$62,575	$15,347	$20,108	$35,455
EMEA	909	1,963	1,334	1,033	5,239	2,580	2,944	5,524
APAC	(443)	501	877	1,639	2,574	1,675	268	1,943

	$10,401	$21,056	$19,671	$19,260	$70,388	$19,602	$23,320	$42,922

3. Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Professional services	$35,184	$42,150	$41,403	$38,057	$156,794	$46,621	$45,497	$92,118
Customer support and software enhancements	20,894	21,624	22,191	22,555	87,264	23,749	23,825	47,574

Total services revenue	$56,078	$63,774	$63,594	$60,612	$244,058	$70,370	$69,322	$139,692

4. Hardware and other revenue includes the following items (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Hardware revenue	$5,504	$5,540	$5,597	$3,895	$20,536	$3,054	$5,740	$8,794
Billed travel	2,366	2,741	2,846	2,465	10,418	2,470	3,160	5,630

Total hardware and other revenue	$7,870	$8,281	$8,443	$6,360	$30,954	$5,524	$8,900	$14,424

5. Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue	$282	$1,743	$1,140	$110	$3,275	$(136)	$(1,251)	$(1,387)
Costs and expenses	386	1,513	1,038	(668)	2,269	(848)	(2,067)	(2,915)

Operating income	(104)	230	102	778	1,006	712	816	1,528
Foreign currency gains (losses) in other income	(207)	77	575	367	812	(370)	571	201

	$(311)	$307	$677	$1,145	$1,818	$342	$1,387	$1,729

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Operating income	$(53)	$(82)	$(76)	$727	$516	$704	$1,193	$1,897
Foreign currency gains (losses) in other income	(112)	53	653	638	1,232	(144)	724	580

Total impact of changes in the Indian Rupee	$(165)	$(29)	$577	$1,365	$1,748	$560	$1,917	$2,477

6. Other (expense) income includes the following components (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Interest income	$225	$269	$298	$280	$1,072	$264	$228	$492
Foreign currency (losses) gains	(207)	77	575	367	812	(370)	571	201
Other non-operating (expense) income	—	(12)	(11)	3	(20)	(18)	3	(15)

Total other (expense) income	$18	$334	$862	$650	$1,864	$(124)	$802	$678

7. Total equity-based compensation is as follows (in thousands except per share amounts):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Stock options	$512	$487	$486	$518	$2,003	$120	$140	$260
Restricted stock	1,897	1,918	2,017	2,537	8,369	1,540	1,837	3,377

Total equity-based compensation	2,409	2,405	2,503	3,055	10,372	1,660	1,977	3,637
Income tax provision	807	806	838	1,075	3,526	598	711	1,309

Net income	$1,602	$1,599	$1,665	$1,980	$6,846	$1,062	$1,266	$2,328

Diluted earnings per share	$0.07	$0.07	$0.08	$0.09	$0.32	$0.05	$0.06	$0.11
Diluted earnings per share - stock options	$0.02	$0.01	$0.02	$0.02	$0.06	$0.00	$—	$0.01
Diluted earnings per share - restricted stock	$0.06	$0.06	$0.06	$0.08	$0.26	$0.05	$0.06	$0.10

8. Capital expenditures are as follows (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Capital expenditures	$1,338	$658	$1,676	$1,402	$5,074	$1,796	$1,454	$3,250

9. Stock Repurchase Activity (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Shares purchased under publicly-announced buy-back program	826	1,079	845	857	3,607	653	346	999
Shares withheld for taxes due upon vesting of restricted stock	65	4	4	5	78	66	3	69

Total shares purchased	891	1,083	849	862	3,685	719	349	1,068

Total cash paid for shares purchased under publicly-announced buy-back program	$25,621	$38,286	$29,414	$37,390	$130,711	$30,647	$16,616	$47,263
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	1,960	129	159	185	2,433	2,840	132	2,972

Total cash paid for shares repurchased	$27,581	$38,415	$29,573	$37,575	$133,144	$33,487	$16,748	$50,235